Loss per share	6 Months Ended
Jun. 30, 2026
Loss per share [Abstract]
Loss per share
15.	Loss per share

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Loss attributable to shareholders (in $’000)	(15,146)	(9,289)	(34,113)	(20,101)
Weighted average number of shares in issue	66,534,362	62,028,736	64,296,628	60,039,492
Basic and diluted loss per share (in USD)	(0.23)	(0.15)	(0.53)	(0.33)

For the three months and the six months ended June 30, 2026, and 2025, basic and diluted loss per share are calculated on the weighted average number of shares issued and outstanding and exclude shares to be issued under the Share Option Plan, as the effect of including those shares would be anti-dilutive.